                                                                   EXHIBIT 99.1


                           INSTRUCTIONS AS TO USE OF

                         CBNY INVESTMENT SERVICES CORP.
                           SUBSCRIPTION CERTIFICATES


              CONSULT THE SUBSCRIPTION AGENT, YOUR BANK OR BROKER
                              AS TO ANY QUESTIONS

     The following instructions relate to a rights offering (the "Rights Offering") by CBNY Investment Services Corp., a New York corporation (the "Company"), to the holders of record of the common stock ("Recordholders") of Commercial Bank of New York ("CBNY"), as described in the Company's Prospectus
dated      , 2001 (the "Prospectus"). Recordholders of CBNY common stock at the
close of business on      , 2001 (the "Record Date") are receiving
non-transferable subscription rights (the "Rights") to subscribe for and purchase shares of the Company's common stock, par value $1.00 per share (the "Common Stock" and, collectively, the "Underlying Shares"). A total of 1,060,000 Underlying Shares are being offered by the Prospectus. Each Recordholder will receive one Right for every 5 shares of CBNY common stock owned of record as of the close of business on the Record Date. The Rights will
expire, if not exercised, at 5:00 p.m., New York City time, on      , 2001,
unless extended in the sole discretion of the Company (as it may be extended, the "Expiration Date"). After the Expiration Date, unexercised Rights will be null and void. The Company will not be obligated to honor any purported exercise of Rights received by Sandler O'Neill Shareholder Services (the "Subscription Agent") after 5:00 p.m., New York City time, on the Expiration Date, regardless of when the documents relating to such exercise were sent. The Rights will be evidenced by non-transferable subscription certificates (the "Subscription Certificates").


     Each Right allows the holder thereof to subscribe (the "Basic Subscription Right") at the cash price of $10 per share (the "Subscription Price") for one share of Common Stock. In addition, Rights holders who exercise their Basic Subscription Rights in full will be eligible to subscribe (the "Over-Subscription Right") at the same cash price of $10 per share for shares of Common Stock that are not otherwise purchased through the exercise of Rights (the "Excess Shares"), subject to availability and proration as described below. Shares of Common Stock will be available for purchase through the exercise of the Over-Subscription Right only to the extent that any Underlying Shares are not subscribed for by other holders of Rights pursuant to their Basic Subscription Rights. The Excess Shares will be allocated pro rata (subject to the elimination of fractional shares) among those Rights holders who exercise the Over-Subscription Right, in proportion to the number of shares of CBNY common stock held by each such holder as of the Record Date relative to the other holders of Rights participating in the additional subscription; provided, however, that if such pro rata allocation results in any Rights holder being allocated a greater number of Excess Shares than such holder subscribed for through the exercise of such holder's Over-Subscription Right, then such holder will be allocated only such number of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among those holders whose subscriptions are not fully satisfied on the same principle. Such proration will be repeated until all Excess Shares have been allocated to the full extent of the Over-Subscription Right. See "The Rights Offering -- Subscription Rights" in the Prospectus.

     No fractional Rights or cash in lieu thereof will be issued or paid. Instead, the number of Rights distributed will be rounded down to the nearest whole number, with such adjustments as may be necessary to ensure that if all Rights are exercised, the gross proceeds to the Company from the Rights Offering will equal $10,600,000. No fractional shares of Common Stock will be issued through the exercise of the Rights. Any fractional share to which subscribing holders would otherwise be entitled will be rounded down to the next whole share.

     The number of Rights to which you are entitled is printed on your Subscription Certificate. You should indicate your wishes with regard to the exercise of your Rights by completing the appropriate boxes on your Subscription Certificate and returning the Certificate to the Subscription Agent in the envelope provided.

     YOUR SUBSCRIPTION CERTIFICATE AND SUBSCRIPTION PRICE PAYMENT MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. ONCE A HOLDER OF RIGHTS HAS EXERCISED THE BASIC SUBSCRIPTION RIGHTS OR THE OVER-SUBSCRIPTION RIGHT, SUCH EXERCISE MAY NOT BE REVOKED. RIGHTS NOT EXERCISED PRIOR TO THE EXPIRATION DATE OF THE RIGHTS OFFERING WILL EXPIRE.

1. METHOD OF SUBSCRIPTION--EXERCISE OF RIGHTS

     To exercise Rights, complete the Subscription Certificate and send the properly completed and executed Subscription Certificate evidencing such Rights with any signatures required to be guaranteed so guaranteed, together with payment in full of the Subscription Price for each Underlying Share subscribed for through the exercise of the Basic Subscription Rights and the Over-Subscription Right, to the Subscription Agent, on or prior to 5:00 p.m., New York City time, on the Expiration Date. Payment of the Subscription Price
will be held in an escrow account with      (the "Escrow Agent") until such
funds are distributed to the Company or refunded to holders of Rights at the completion or termination of the Rights Offering as described in the Prospectus. All payments must be made in U.S. dollars for the full number of Underlying Shares being subscribed for (a) by a bank certified or cashier's check payable to Sandler O'Neill Shareholder Services, as Subscription Agent, or (b) by wire transfer of same-day funds, to the account maintained by the Escrow Agent for purposes of accepting subscriptions in the Rights Offering at
      ABA No.    , further credit to      , ATTN:      , (the "Subscription
Account"). Any wire transfer should clearly indicate the identity of the subscriber who is paying the Subscription Price by the wire transfer. Payments will be deemed to have been received by the Subscription Agent only upon (i) receipt by the Subscription Agent of any certified check or cashier's check or
(ii) receipt of collected funds in the Subscription Account designated above.

     The Subscription Certificate and payment of the Subscription Price by bank certified check or cashier's check must be delivered to the Subscription Agent by mail, by hand or by overnight courier to the following address:

                     Sandler O'Neill Shareholder Services
                     c/o Sandler O'Neill & Partners, L.P.
                       2 World Trade Center, 104th Floor
                              New York, NY 10048

        Telephone Number for Confirmation and Information:

     Delivery to an address other than the one above does not constitute valid delivery. Delivery by facsimile will not constitute valid delivery.

     BANKS, BROKERS AND OTHER NOMINEE HOLDERS OF RIGHTS WHO EXERCISE THE BASIC SUBSCRIPTION RIGHTS AND THE OVER-SUBSCRIPTION RIGHT ON BEHALF OF BENEFICIAL OWNERS OF RIGHTS WILL BE REQUIRED TO CERTIFY TO THE SUBSCRIPTION AGENT AND TO THE COMPANY, IN CONNECTION WITH THE EXERCISE OF THE OVER-SUBSCRIPTION RIGHT, AS TO THE AGGREGATE NUMBER OF RIGHTS THAT HAVE BEEN EXERCISED, AND THE NUMBER OF UNDERLYING SHARES THAT ARE BEING SUBSCRIBED FOR THROUGH THE EXERCISE OF THE OVER-SUBSCRIPTION RIGHT, BY EACH BENEFICIAL OWNER OF RIGHTS (INCLUDING SUCH NOMINEE ITSELF) ON WHOSE BEHALF SUCH NOMINEE HOLDER IS ACTING. If more Excess Shares are subscribed for through the exercise of Over-Subscription Rights than are available for sale, Excess Shares will be allocated, as described above, among beneficial owners of CBNY common stock exercising the Over-Subscription Right in proportion to their holding of shares of CBNY common stock as of the Record Date relative to the other holders of rights participating in the additional subscription.

     If the aggregate Subscription Price paid by you is insufficient to purchase the number of Underlying Shares subscribed for, or if no number of Underlying Shares to be purchased is specified, then you will be deemed to have exercised your Basic Subscription Rights to purchase Underlying Shares to the full extent of the payment tendered. If the aggregate Subscription Price paid by you exceeds the amount necessary to purchase the number of Underlying Shares for which you have indicated an intention to subscribe (such excess being the "Subscription Excess"), then you will be deemed to have exercised the Over-Subscription Right to the full extent of the excess payment tendered, to purchase, to the extent available, that number of whole shares of Common Stock equal to the quotient obtained by dividing the Subscription Excess by the Subscription Price. Any remaining amount shall be returned to you by mail without interest or deduction as soon as practicable after the receipt of all regulatory approvals and other conditions to the acquisition of CBNY by North Fork Bancorporation, Inc., other than the consummation of the Rights Offering (the "Effective Date of the Merger Transaction") and after all prorations and adjustments contemplated by the terms of the rights offering have been effected.


2. ISSUANCE OF COMMON STOCK.

     The following deliveries and payments will be made to the address shown on the face of your Subscription Certificate unless you provide instructions to the contrary in your Subscription Certificate.

     (a) Basic Subscription Right. As soon as practicable after the Effective Date of the Merger Transaction, the Transfer Agent will mail to each Rights holder who validly exercises the Basic Subscription Rights, certificates representing shares of Common Stock purchased through the exercise of the Basic Subscription Rights.

     (b) Over-Subscription Right. As soon as practicable after the Effective Date of the Merger Transaction and after all prorations and adjustments contemplated by the terms of the Rights Offering have been effected, the Transfer Agent will mail to each Rights holder who validly exercises the Over-Subscription Right, certificates representing the number of shares of Common Stock, if any, allocated to such Rights holder through the exercise of the Over-Subscription Right. See "The Rights Offering -- Subscription Rights -- Over-Subscription Right" in the Prospectus.

     (c) Excess Cash Payments. As soon as practicable after the Effective Date of the Merger Transaction and after all prorations and adjustments contemplated by the terms of the Rights Offering have been effected, the Escrow Agent will mail to each Rights holder who exercises the Over-Subscription Right any excess amount, without interest or deduction, received in payment of the Subscription Price for Excess Shares that are subscribed for by such Rights holder but not allocated to such Rights holder pursuant to the Over-Subscription Right.


3. NO TRANSFER OF RIGHTS.

     All rights received by you in the Rights Offering are non-transferable and may only be exercised by a subscribing holder for his or her account, provided that such Rights may be transferred by operation of law in the case of the death, dissolution, liquidation, or bankruptcy of the holder, or in accordance with an order of an appropriate court.


4. EXECUTION.

     (a) Execution by Registered Holder. The signature on the Subscription Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Subscription Certificate without any alteration or change whatsoever. Persons who sign the Subscription Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

     (b) Execution by Person Other than Registered Holder. If the Subscription Certificate is executed by a person other than the holder named on the face of the Subscription Certificate, proper evidence of authority of the person executing the Subscription Certificate must accompany the same unless, for good cause, the Subscription Agent dispenses with proof of authority.

     (c) Signature Guarantees. If you specify special payment or delivery instructions in the Subscription Certificate, your signature must be guaranteed by a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States or by a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program, in accordance with Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.


5. METHOD OF DELIVERY.

     THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDER, BUT, IF SENT BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED OR VIA AN OVERNIGHT COURIER SERVICE WITH DELIVERY CONFIRMATION, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


6. SUBSTITUTE FORM W-9.

     Each Rights holder who elects to exercise Rights should provide the Subscription Agent with a correct Taxpayer Identification Number (TIN) on Substitute Form W-9, a copy of which is included as Exhibit A hereto. Additional copies of Substitute Form W-9 may be obtained upon request from the Subscription Agent at the address or by calling the telephone number indicated above. Failure to provide the information on the form may subject such holder to a $50.00 penalty for each such failure and to 31% federal income tax backup withholding with respect to dividends that may be paid by the Company on shares of Common Stock purchased upon the exercise of Rights (for those holders exercising Rights)

                                                                       EXHIBIT A


                           IMPORTANT TAX INFORMATION

     This tax information is provided in connection with the Prospectus of CBNY Investment Services Corp. (the "Company") dated , 2001 (the "Prospectus"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Prospectus.

     Under the United States federal income tax laws, dividend payments that may be made by the Company on shares of Common Stock issued upon the exercise of Rights may be subject to backup withholding. Generally, such payments will be subject to backup withholding unless the holder (i) is exempt from backup withholding or (ii) furnishes the payer with its correct taxpayer identification number (TIN) and certifies that the number provided is correct and further certifies that such holder is not subject to backup withholding as a result of a failure to report all interest or dividend income. Each Rights holder that exercises Rights and wants to avoid backup withholding should provide the Subscription Agent, as the Company's agent in respect of exercised Rights (the "requester"), with such holder's correct taxpayer identification number (or with a certification that such holder is awaiting a taxpayer identification number) and with a certification that such holder is not subject to backup withholding by completing Substitute Form W-9 below.

     Certain holders (including, among others, all corporations and certain foreign individuals) are exempt from these backup withholding and reporting requirements. In general, in order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under the penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Subscription Agent. Exempt holders, while not required to file Substitute Form W-9, should file Substitute Form W-9 and write "exempt" on the face thereof to avoid possible erroneous backup withholding. Foreign persons not subject to backup withholding should complete and submit to the Subscription Agent a Form W-8 BEN (Certificate of Foreign Status of Beneficial Owner For U.S. Withholding), and/or other applicable Form(s) W-8, instead of the Substitute Form W-9. See the enclosed GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9 for additional instructions.

     If backup withholding applies, the Company or the Transfer Agent, as the case may be, will be required to withhold on any such dividend payments made to a holder of Common Stock. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated, like any other withheld amounts, as an advance payment of the person's tax liability, and the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.


PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on dividend payments that may be made on shares of Common Stock issued upon the exercise of Rights, a Rights holder that exercises Rights is required to notify the Subscription Agent of such holder's correct taxpayer identification number by completing Substitute Form W-9 below and certifying on Substitute Form W-9 that the taxpayer identification number provided is correct (or that such Rights holder is awaiting a taxpayer identification number). In addition, the holder is required to certify on Substitute Form W-9 that it is (i) exempt from backup withholding, or (ii) not subject to backup withholding due to prior under reporting of interest or dividend income, or (iii) the Internal Revenue Service (the "IRS") has notified it that it is no longer subject to backup withholding.


WHAT NUMBER TO GIVE THE SUBSCRIPTION AGENT

     To avoid backup withholding on dividend payments made by the Company, a Rights holder that exercises Rights is required to give the Subscription Agent the taxpayer identification number of the record owner of the shares of Common Stock issued upon the exercise of the Rights. If such record owner is an individual, the taxpayer identification number is the taxpayer's social security number. For most other entities, the taxpayer identification number is the employer identification number. If the shares of Common Stock issued upon the exercise of the Rights are in more than one name or are not in the name of the actual owner, consult the enclosed GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9 for additional guidelines on what number to report. If the Subscription Agent is provided with an incorrect taxpayer identification number in connection with such payments, the holder may be subject to a $50.00 penalty imposed by the IRS.

             REQUESTER'S NAME: SANDLER O'NEILL SHAREHOLDER SERVICES
             GIVE FORM TO THE REQUESTER. DO NOT SEND TO THE IRS.
--------------------------------------------------------------------------------
 Name (If a joint account or you changed your name, see enclosed Guidelines.)
--------------------------------------------------------------------------------
 Business name, if different from above.
--------------------------------------------------------------------------------
 Check appropriate box: Individual/Sole Proprietor Corporation Partnership
 Other _____
--------------------------------------------------------------------------------
 Address (number, street, and apt. or suite no.)
--------------------------------------------------------------------------------
 City, state, and ZIP code
--------------------------------------------------------------------------------

SUBSTITUTE
FORM W-9
DEPARTMENT OF THE
TREASURY
INTERNAL REVENUE SERVICE

PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER
(TIN)

PART I--TAXPAYER                            --------------------------
IDENTIFICATION NUMBER (TIN).                  Social Security Number
                                                        OR
Enter your TIN on the appropriate
line. For most individuals, this is         --------------------------
your social security number (SSN).          Employer Identification Number
For most other entities, it is your
employer identification number              --------------------------
(EIN). If you do not have a number,         NOTE: If the account is in more
write "Applied For" in the space in         than one name, see the chart in the
the right. See HOW TO GET A TIN IN          enclosed Guidelines to determine
THE ENCLOSED GUIDELINES.                    what number to give.


PART II--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
(See the enclosed Guidelines)

--------------------------------------------------------------------------------

PART III--CERTIFICATION

Under penalties of perjury, I certify that:
(1) The number shown on this form is my
correct taxpayer identification number (or
I am waiting a number to be issued to me), and

(2) I am not subject to backup withhold
because: (a) I am exempt from backup
withholding; or (b) I have been notified by the Internal Revenue Service (IRS) that I a subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am n longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS--You must cr out item (2) above if you have been notified by the IRS that you subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE
YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
OTHER THAN T CERTIFICATIONS REQUIRED TO AVOID
BACKUP WITHHOLDING.

SIGNATURE ____________________ DATE _________

-----------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF
      ANY PAYMENTS MADE TO YOU. PLEASE REVIEW ENCLOSED GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                                                      EXHIBIT A2
              GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
                NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

     NAME

     If you are an individual, you must generally enter the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your Social Security card, and your new last name. If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

     Sole Proprietor--You must enter your individual name as shown on your Social Security card. You may enter your business, trade or "doing business as" name on the business name line.

     Limited Liability Company (LLC)--If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations Section 301.7701-3, enter the owner's name. Enter the LLC's name on the business name line. A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

     Other Entities--Enter the business name as shown on required federal income tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade or "doing business as" name on the business name line.

     TAXPAYER IDENTIFICATION NUMBER (TIN)

     You must enter your taxpayer identification number in the appropriate box. If you are a resident alien and you do not have and are not eligible to get a Social Security number, your taxpayer identification number is your IRS individual taxpayer identification number (ITIN). Enter it in the Social Security number box. If you do not have an individual taxpayer identification number, see HOW TO GET A TIN BELOW. If you are a sole proprietor and you have an employer identification number, you may enter either your Social Security number or employer identification number. However, using your employer identification number may result in unnecessary notices to the requester, and the IRS prefers that you use your Social Security number. If you are an LLC that is disregarded as an entity separate from its owner under Treasury regulations Section 301.7701-3, and are owned by an individual, enter the owner's Social Security number. If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner's employer identification number. See the chart below for further clarification of name and TIN combinations.

     Social Security numbers (SSN's) have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers (EIN's) have nine digits separated by only one hyphen: i.e. 00-0000000.

     The table below will help determine the number to give the requester.

                                              GIVE NAME
FOR THIS TYPE OF ACCOUNT:                     AND SSN OF:
-------------------------                     -----------
 1.     Individual                            The individual

 2.     Two or more individuals (joint        The actual owner of
        account)                              the account or, if
                                              combined funds, the
                                              first individual on the
                                              account(1)

 3.     Custodian account of a minor          The minor(2)
        (Uniform Gift to Minors Act)

 4.     a. The usual revocable savings        The grantor-trustee(1)
           trust (grantor is also trustee)

        b. The so-called trust account        The actual owner(1)
           that is not a legal or valid
           trust under state law

 5.     Sole proprietorship                   The owner(3)

 6.     A valid trust, estate or pension      Legal entity(4)
        trust

 7.     Corporation                           The corporation

 8.     Association, club, religious,         The organization
        charitable, educational or other
        tax-exempt organization

 9.     Partnership                           The partnership

10.     A broker or registered nominee        The broker or nominee

11.     Account with the Department of        The public entity
        Agriculture in the name of a
        public entity (such as a state
        or local government, school
        district, or prison) that
        receives agricultural program
        payments

----------
(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.

(2)   Circle the minor's name and furnish the minor's Social Security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security number or employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

              GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
                NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9
                                     PAGE 2

HOW TO GET A TIN

     If you do not have a taxpayer identification number, apply for one immediately. To apply for a Social Security number, get FORM SS-5, APPLICATION FOR A SOCIAL SECURITY NUMBER CARD, from your local Social Security Administration office. Get FORM W-7 to apply for an individual taxpayer identification number or FORM SS-4, APPLICATION FOR EMPLOYER IDENTIFICATION NUMBER, to apply for an employer identification number. You can get Forms W-7 and SS-4 from the IRS.

     If you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number, sign and date the form, and give it to the requester. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a taxpayer identification number and give it to the requester before you are subject to backup withholding. Other payments are subject to backup withholding without regard to the 60-day rule, until you provide your taxpayer identification number.

     NOTE: Writing "Applied For" means that you have already applied for a taxpayer identification number or that you intend to apply for one soon.


EXEMPTION FROM BACKUP WITHHOLDING

 PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are NOT exempt from backup withholding.

For interest and dividends, the following payees are exempt from backup withholding:

  o    A corporation.

  o    A financial institution.

  o An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), an individual retirement account (IRA), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

  o    The United States or any of its agencies or instrumentalities.

  o A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

  o A foreign government or any of its political subdivisions, agencies or instrumentalities.

  o An international organization or any of its agencies or instrumentalities.

  o A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

  o    A real estate investment trust.

  o    A common trust fund operated by a bank under section 584(a) of the Code.

  o An entity registered at all times during the tax year under the Investment Company Act of 1940.

  o    A foreign central bank of issue.

  o A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

  o    A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.


 PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

Dividends and patronage dividends that are generally exempt from backup withholding include:

  o Payments to nonresident aliens subject to withholding under section 1441 of the Code.

  o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

  o    Payments of patronage dividends not paid in money.

  o    Payments made by certain foreign organizations.

  o    Payments made by an ESOP pursuant to section 404(k) of the Code.

Interest payments that are generally exempt from backup withholding include:

  o Payments of interest on obligations issued by individuals. Note, however, that such a payment may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business, and you have not provided your correct taxpayer identification number or you have provided an incorrect taxpayer identification number to the payer.

  o Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).

  o Payments described in section 6049(b)(5) of the Code to nonresident aliens.

  o    Payments on tax-free covenant bonds under section 1451 of the Code.

  o    Payments made by certain foreign organizations.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code, and their regulations.

     IF YOU ARE EXEMPT FROM BACKUP WITHHOLDING, YOU SHOULD STILL COMPLETE AND FILE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. ENTER YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER IN PART I, WRITE "EXEMPT" IN PART II, AND SIGN AND DATE THE FORM AND RETURN IT TO THE REQUESTER.

     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed FORM W-8, CERTIFICATE OF FOREIGN STATUS.

PRIVACY ACT NOTICE.--Section 6109 of the Code requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.


PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50.00 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500.00 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                                      A-4